Goodwill	12 Months Ended
Apr. 03, 2015
Computer Sciences GS Business
Entity Information [Line Items]
Goodwill
Goodwill
The following tables summarize the changes in the carrying amount of goodwill, by segment, as of April 3, 2015 and March 28, 2014.

	Defense and Intelligence	Civil	Total
Balance as of March 29, 2013	$512,098	$281,767	$793,865
Divestitures	(71,615)	—	(71,615)
Additions	20,229	15,600	35,829
Balance as of March 28, 2014	$460,712	$297,367	$758,079
Additions	30,685	13,818	44,503
Balance as of April 3, 2015	$491,397	$311,185	$802,582

The reduction of goodwill of $71,615 in Defense and Intelligence relates to the divestiture of a portion of ATD during the second quarter of fiscal 2014 (Note 4).
CSC allocated $35,829 of goodwill to the Computer Sciences GS Business associated with CSC’s third quarter fiscal 2014 acquisition of a privately-held cloud services management company based on a relative fair value approach.
Fiscal 2015 additions to goodwill of $44,503 relate to the acquisition by the Defense and Intelligence segment of Tenacity Solutions and the acquisition of Automatic Resources by the Civil segment (Note 3).
There were no accumulated impairment losses as of April 3, 2015, March 28, 2014 and March 29, 2013.
Goodwill Impairment Analysis
As described in Note 1, the Computer Sciences GS Business tests goodwill for impairment on an annual basis, as of the first day of the second fiscal quarter, and between annual tests if an event occurs, or circumstances change, that would more likely than not reduce the fair value of a reporting unit below its carrying amount.
In connection with the fiscal 2015, 2014 and 2013 annual impairment assessments, the Computer Sciences GS Business chose to bypass the initial qualitative assessment and proceeded directly to the first step of the impairment test for all reporting units and concluded that no impairment had occurred. The fair values of all the reporting units of the Computer Sciences GS Business were significantly in excess of their carrying values.
There were no events or changes in the circumstances during the interim periods that would more likely than not reduce the fair value of any of its reporting units below its carrying amounts in fiscal 2015 or fiscal 2013.
In fiscal 2014, due to the divestiture of a portion of ATD (Note 4), a reporting unit at that time, which caused $71,615 of allocated ATD goodwill to be disposed of as part of the business, the Computer Sciences GS Business assessed the remaining goodwill related to the reporting unit for potential impairment. The Computer Sciences GS Business performed the first step of the two-step goodwill impairment test and concluded that the remaining goodwill related to the reporting units, after allocation of goodwill to the divested business, was not impaired. The fair value of the remaining reporting units significantly exceeded its carrying value and the second step of the goodwill impairment test was not required. After the divestiture of a portion of ATD, the ATD reporting unit no longer qualified as a reporting unit and was aggregated with the other components of the Defense and Intelligence segment.